Exhibit 21

Legal Name	Jurisdiction	Assumed Name or d/b/a
Ascot Garage Company Limited	England & Wales
Atlantic Auto Funding Corporation	Delaware
Atlantic Auto Second Funding Corporation	Delaware
Atlantic Auto Third Funding Corporation	Delaware
Auto Care Insurance Agency, Inc.	Puerto Rico	United Auto Insurance
Auto Mall Payroll Services, Inc.	Florida
Automotive Media Holdings, LLC	Delaware
Automotive Strategy Limited	England & Wales
Brett Morgan Chevrolet-GEO, Inc.	Delaware	Landers Chevrolet Hummer
Central Ford Center, Inc.	Arkansas
Central Garage (Surrey) Limited	England & Wales
CJNS, LLC	Delaware	Jaguar North Scottsdale, Aston Martin Scottsdale
Classic Auto Group, Inc.	New Jersey	BMW of Turnersville, Chevrolet Cadillac Hummer of Turnersville, Turnersville Collision
Classic Enterprises, LLC	Delaware	Acura of Turnersville
Classic Imports, Inc.	New Jersey	Toyota Scion of Turnersville
Classic Management Company, Inc.	New Jersey	Turnersville Management
Classic Motors Sales, LLC	Delaware	Honda of Turnersville
Classic Nissan of Turnersville, LLC	Delaware	Nissan of Turnersville
Classic Oldsmobile-Pontiac-GMC, Ltd.	Texas	Round Rock Collision
Classic Special Advertising, Inc.	Texas
Classic Special Automotive GP, LLC	Texas
Classic Special Automotive, Ltd.	Texas	Round Rock Toyota Scion
Classic Special Hyundai, Ltd.	Texas	Round Rock Hyundai
Classic Special, LLC	Texas
Classic Turnersville, Inc.	New Jersey	Hyundai of Turnersville
County Auto Group Partnership	New Jersey
Covington Pike Dodge, Inc.	Delaware
Cruickshank Motors Limited	England & Wales	Kings Cheltenham and Gloucester, Kings Manchester, Kings Swindon, Mercedes-Benz Bedford, Mercedes-Benz Milton Keynes, Mercedes-Benz Northampton, Mercedes-Benz of Bath, Mercedes-Benz of Bristol, Mercedes-Benz of Cheltenham & Gloucester, Mercedes-Benz of Newbury, Mercedes-Benz of Swindon, Mercedes-Benz of Weston Super Mare
Cycle Holdings, LLC	Delaware
D. Young Chevrolet, LLC	Delaware	Penske Chevrolet and Penske Paint & Body
Dan Young Chevrolet, Inc.	Indiana
Dan Young Motors, LLC	Delaware	Penske Honda
Danbury Auto Partnership	Connecticut	Honda of Danbury

Legal Name	Jurisdiction	Assumed Name or d/b/a
Dealer Accessories, LLC	Delaware	Parts Warehouse and Tulsa Express Dealer
DiFeo Chrysler Plymouth Jeep Eagle	New Jersey
DiFeo Hyundai Partnership	New Jersey
DiFeo Leasing Partnership	New Jersey
DiFeo Nissan Partnership	New Jersey	Hudson Nissan
DiFeo Partnership, LLC	Delaware
DiFeo Tenafly Partnership	New Jersey	BMW of Tenafly
Edmond & Milburn Limited	England & Wales	North East Bodyshop (incl in MB Stockton)
Europa Auto Imports, Inc.	California	Mercedes Benz of San Diego, smart center San Diego and Penske Auto Collision
First Front (Wimbledon) Limited	England & Wales
Florida Chrysler-Plymouth, Inc.	Florida
FRN of Tulsa, LLC	Delaware
FW Mays & Company Limited	England & Wales
Gene Reed Chevrolet, Inc.	South Carolina
GMG Motors, Inc.	California	BMW of San Diego
Goodman Derby Limited	England & Wales	Audi Derby
Goodman Retail Limited	England & Wales	Bradford Audi, Harrogate Audi, Harrogate
VW, Huddersfield Audi, Huddersfield SEAT,
Huddersfield VW, Leeds Audi, Leeds VW,
Mayfair Audi, Reading Audi, Slough Audi,
Victoria Audi, Wakefield Audi, West London
Audi
Goodman TPS Limited	England & Wales	TPS Leeds
Goodson North, LLC	Delaware	Goodson Honda North
Goodson Pontiac GMC, LLC	Delaware
Goodson Spring Branch, LLC	Delaware	Goodson Honda West and Goodson Collision Center
Graypaul Motors Limited	England & Wales	Graypaul Birmingham, Graypaul Edinburgh and Graypaul Nottingham
Guy Salmon Highgate Limited	England & Wales
Guy Salmon Honda Limited	England & Wales
Guy Salmon Limited	England & Wales	Guy Salmon Jaguar Thames Ditton, Guy
Salmon Jaguar Gatwick, Guy Salmon Jaguar
Ascot, Guy Salmon Jaguar Maidstone, Guy
Salmon Land Rover Thames Ditton, Guy
Salmon Land Rover Stockton Upon Avon, Guy
Salmon Land Rover Sheffield, Guy Salmon
Land Rover Wakefield, Guy Salmon Land
Rover Knutsford, Guy Salmon Land Rover
Stratford upon Avon, Guy Salmon Land Rover
Gatwick, Guy Salmon Land Rover Ascot, Guy
Salmon Land Rover Portsmouth, Guy Salmon
Land Rover Maidstone, Guy Salmon Land
Rover Bristol, Honda Redhill
Hallamshire Motor Company Limited	England & Wales
HBL, LLC	Delaware	Aston Martin Tysons Corner, Audi Tysons Corner, Mercedes-Benz Tysons Corner, Porsche Tysons Corner, smart center Tysons Corner and Tysons Corner Collision

Legal Name	Jurisdiction	Assumed Name or d/b/a
Hill Country Imports, Ltd.	Texas	Round Rock Honda
HT Automotive, LLC	Delaware	Tempe Honda
Hudson Motors Partnership	New Jersey	Hudson Toyota
Hughenden Motor Company Limited	England & Wales
HVPH Motor Corporation	Puerto Rico	Lexus de San Juan
John Fox Limited	England & Wales	Leicester Audi and Nottingham Audi
JS Imports, LLC	Delaware
Kings Motors Limited	England & Wales
KMPB, LLC	Delaware
KMT/UAG, Inc.	California	Kearny Mesa Toyota Scion
Landers Auto Sales, LLC	Delaware	Landers Chrysler Jeep Dodge and Landers Auto Body
Landers Buick-Pontiac, Inc.	Arkansas
Landers Ford North, Inc.	Delaware	Landers Ford North
Landers United Auto Group No. 2, Inc.	Arkansas
Late Acquisition I, LLC	Delaware
Late Acquisition II, LLC	Delaware
LRP, Ltd.	Arizona	Land Rover North Scottsdale
Mar Parts Limited	England & Wales
Maranello Concessionaires Limited	England & Wales	Ferrari Classic Parts
Maranello Holdings Limited	England & Wales
Maranello Sales Limited	England & Wales	Maranello Egham
Michael Chevrolet-Oldsmobile, Inc.	South Carolina
Michael Powles Limited	England & Wales	Bentley Leicester
Minden Limited	England & Wales
Motorcars Acquisition II, LLC	Delaware
Motorcars Acquisition III, LLC	Delaware	Infiniti of Bedford
Motorcars Acquisition IV, LLC	Delaware	Toyota of Bedford
Motorcars Acquisition V, LLC	Delaware	Cleveland Management
Motorcars Acquisition VI, LLC	Delaware	Bedford Collision
Motorcars Acquisition, LLC	Delaware	Mercedes Benz of Bedford, smart center Bedford
National City Ford, Inc.	Delaware
Natures Farm (UK) Limited	England & Wales
OCT Partnership	New Jersey	Gateway Toyota
Oxford Mazda Limited	England & Wales
PAG Acquisition 21, LLC	Delaware
PAG Acquisition 22, LLC	Delaware
PAG Acquisition 23, LLC	Delaware
PAG Acquisition 24, LLC	Delaware
PAG Acquisition 25, LLC	Delaware
PAG Acquisition 26, LLC	Delaware
PAG Acquisition 27, LLC	Delaware
PAG Acquisition 28, LLC	Delaware
PAG Atlanta Management, Inc.	Delaware
PAG Austin H1, LLC	Delaware

Legal Name	Jurisdiction	Assumed Name or d/b/a
PAG Austin S1, LLC	Delaware	smart center Round Rock
PAG Avondale H1, LLC	Delaware
PAG Chantilly M1, LLC	Delaware
PAG Clovis T1, Inc.	Delaware	Bingham Toyota
PAG East, LLC	Delaware	East Operations Management
PAG Goodyear F1, LLC	Delaware	Pioneer Ford
PAG Michigan Holdings, LLC	Delaware
PAG Michigan S1, LLC	Delaware	smart center Bloomfield
PAG North Scottsdale BE, LLC	Delaware	Bentley Scottsdale (& Rolls Royce, Bugatti and Lamborghini)
PAG Northern California Management, Inc.	Delaware
PAG Orlando General, Inc.	Delaware
PAG Orlando Limited, Inc.	Delaware
PAG Orlando Partnership, Ltd.	Florida	Central Florida Toyota Scion
PAG San Diego M1, LLC	Delaware
PAG San Jose S1, Inc.	Delaware	smart center Stevens Creek
PAG Santa Ana AVW, Inc.	Delaware	Commonwealth Audi Volkswagen
PAG Tempe M1, LLC	Delaware
PAG Turnersville AU, LLC	Delaware	Audi Turnersville
PAG West Acquisition 1, Inc.	Delaware
PAG West Acquisition 2, Inc.	Delaware
PAG West, LLC	Delaware
Palm Auto Plaza, LLC	Delaware	Palm Toyota Scion and Trail Auto Body
Peachtree Nissan, Inc.	Georgia
Pearlshadow Limited	England & Wales
Penske Automotive Europe Gmbh	Germany
Penske Automotive Group, Inc.	Delaware
Penske Direct, LLC	Delaware
Penske Sportwagenzentrum GmbH	Germany	PorscheZentrum Mannheim
Penske Wholesale Outlet, LLC	Delaware	Scottsdale Wholesale
Peter Pan Motors, Inc.	California	Peter Pan BMW
PMRC, LLC	Delaware	Penske Racing Museum
Prestage Limited	England & Wales
Prophets (Gerrards Cross) Limited	England & Wales
Prophets Garage Limited	England & Wales
PW Automotive, LLC	Delaware	Penske Wynn Ferrari Maserati
Quad Finance	England & Wales
R Stratton & Co Limited	England & Wales	Bentley Birmingham, Bentley Edinburgh and Bentley Manchester
R Stratton (Knutsford) Limited	England & Wales	Guy Salmon Land Rover Knutsford
Rectory Road Limited	England & Wales
Relentless Pursuit Enterprises, Inc.	California	Kearny Mesa Lexus
RHD Finance Limited	England & Wales
Rybridge Cars Limited	England & Wales
Rybrook Developments Ltd.	England & Wales
Ryburn Cars Limited	England & Wales
Rycar Limited	England & Wales
Rycom Vehicles Limited	England & Wales
Rycroft Vehicles Limited	England & Wales	Mercedes-Benz of Newcastle, Mercedes-Benz of Sunderland, Mercedes-Benz of Carlisle, Mercedes-Benz of Teeside, Kings Teeside, Kings Newcastle
Rydale Cardiff Limited	England & Wales

Legal Name	Jurisdiction	Assumed Name or d/b/a
Rydnal Limited	England & Wales
Ryland Cars Limited	England & Wales
Ryland Group Limited	England & Wales
Ryland Group Services Limited	England & Wales
Ryland Investments Limited	England & Wales
Ryland Leasing Limited	England & Wales
Ryland North West Limited	England & Wales
Ryland Properties Limited	England & Wales
Ryland Vehicles Limited	England & Wales
SA Automotive, Ltd.	Arizona	Acura North Scottsdale
Sandridge Limited	England & Wales
SAU Automotive, Ltd.	Arizona	Audi Chandler
Scottsdale 101 Management, LLC	Delaware	Scottsdale 101 Management
Scottsdale Ferrari, LLC	Arizona	Scottsdale Ferrari, Scottsdale Maserati
Scottsdale Jaguar, Ltd.	Arizona
Scottsdale Management Group, Ltd.	Arizona	Scottsdale Management
Scottsdale Paint & Body, LLC	Delaware	Penske Rapid Repair and Scottsdale Auto Body
Shannon Automotive, Ltd.	Texas
SHVP Motor Corporation	Puerto Rico
Sigma Motors, Inc.	Arizona	Mercedes Benz of Chandler and smart center Chandler
SK Motors, LLC	Delaware	Porsche North Scottsdale
SL Automotive, LLC	Delaware	Lexus of Chandler and Scottsdale Lexus
smart USA Distributor LLC	Delaware	smart USA
Smart USA Distributor of Puerto Rico LLC	Puerto Rico
Somerset Motors Partnership	New Jersey	Lexus of Bridgewater and Lexus of Edison
Somerset Motors, Inc.	New Jersey
Sun Motors, LLC	Delaware	BMW of North Scottsdale and MINI of North Scottsdale
Sunningdale Carriage Company Limited	England & Wales
Sytner Cars Limited	England & Wales	Porsche Leicester, Porsche Solihull, Porsche Centre Edinburgh, Porsche Centre Glasgow, Porsche Centre Mid Sussex and Porsche Centre Silverstone
Sytner Coventry Limited	England & Wales	Honda Gatwick and Sytner Coventry
Sytner Direct Limited	England & Wales
Sytner Finance Limited	England & Wales
Sytner Group Limited	England & Wales
Sytner Holdings Limited	England & Wales	Guy Salmon Jaguar Coventry, Guy Salmon
Jaguar Northampton, Guy Salmon Jaguar
Oxford, Guy Salmon Land Rover Coventry,
Lexus Birmingham, Lexus Bristol, Lexus
Cardiff, Lexus Leicester, Lexus Milton
Keynes, Oxford Saab, Tollbar Warwick,
Toyota World Birmingham, Toyota World
Bridgend, Toyota World Bristol, Toyota
World Bristol Central, Toyota World
Cardiff, Toyota World Newport, Toyota
World Solihull, Toyota World Tamworth

Legal Name	Jurisdiction	Assumed Name or d/b/a
Sytner Limited	England & Wales	Alpina, Rolls Royce Sunningdale, Sytner
Chigwell, Sytner Docklands/Canary Wharf,
Sytner Harold Wood, Sytner High Wycombe,
Sytner Leicester, Sytner Nottingham,
Sytner Sheffield, Sytner Solihull, Sytner
Sunningdale
Sytner London Limited	England & Wales
Sytner of Leicester Limited	England & Wales
Sytner Properties (Grove Park) Limited	England & Wales
Sytner Properties (Harold Wood) Limited	England & Wales
Sytner Properties Limited	England & Wales
Sytner Retail Limited	England & Wales	Sytner Birmingham, Sytner Cardiff, Sytner Newport, Sytner Oldbury, Sytner Sutton
Sytner Sheffield Limited	England & Wales
Tamburro Enterprises, Inc.	Nevada
Tamsen GmbH	Germany
The Caxton Engineering Company Limited	England & Wales
Thomamsam	England & Wales
Thomson & Taylor (Brooklands) Limited	England & Wales
Tri-City Leasing, Inc.	California
Turnersville Auto Outlet, LLC	Delaware	Turnersville Auto Outlet
UAG Arkansas FLM, LLC	Delaware	Landers Ford Lincoln Mercury
UAG Atlanta H1, LLC	Delaware	Honda Mall of Georgia
UAG Atlanta IV Motors, Inc.	Georgia	United BMW (Gwinnett) and United BMW of Roswell
UAG Capitol, Inc.	Delaware	Capitol Honda
UAG Carolina, Inc.	Delaware
UAG Central NJ, LLC	Delaware	Ferrari Maserati of Central New Jersey
UAG Central Region Management, LLC	Indiana
UAG Chantilly AU, LLC	Delaware
UAG CHCC, Inc.	New Jersey
UAG Chevrolet, Inc.	New Jersey
UAG Citrus Motors, LLC	Delaware
UAG Classic, Inc.	Delaware
UAG Clovis, Inc.	Delaware	Honda North
UAG Connecticut I, LLC	Delaware
UAG Connecticut, LLC	Delaware
UAG Duluth, Inc.	Texas	Atlanta Toyota Scion, United Collision
UAG East, LLC	Delaware

Legal Name	Jurisdiction	Assumed Name or d/b/a
UAG Escondido A1, Inc.	Delaware	Acura of Escondido
UAG Escondido H1, Inc.	Delaware	Honda of Escondido
UAG Escondido M1, Inc.	Delaware	Mazda of Escondido
UAG Fairfield CA, LLC	Delaware	Audi of Fairfield
UAG Fairfield CM, LLC	Delaware	Fairfield Collision Center, Mercedes-Benz of Fairfield and smart center Fairfield
UAG Fairfield CP, LLC	Delaware	Porsche of Fairfield
UAG Fayetteville I, LLC	Delaware	Chevrolet Hummer of Fayetteville
UAG Fayetteville II, LLC	Delaware	Honda of Fayetteville
UAG Fayetteville III, LLC	Delaware	Acura of Fayetteville
UAG Finance Company, Inc.	Delaware
UAG Graceland II, Inc.	Delaware
UAG Houston Acquisition, Ltd.	Texas
UAG Hudson CJD, LLC	Delaware	Hudson Chrysler Jeep Dodge
UAG Hudson, Inc.	New Jersey
UAG International Holdings, Inc.	Delaware
UAG Kissimmee Motors, Inc.	Delaware
UAG Landers Springdale, LLC	Delaware	Toyota Scion of Fayetteville and Fayetteville Collision
UAG Los Gatos, Inc.	Delaware	Los Gatos Acura and Los Gatos Collision
UAG Marin, Inc.	Delaware	Marin Honda and Marin Honda Collision
UAG Memphis II, Inc.	Delaware	Wolfchase Toyota Scion and Wolfchase Collision
UAG Memphis IV, Inc.	Delaware
UAG Memphis Management, Inc.	Delaware
UAG Mentor Acquisition, LLC	Delaware	Honda of Mentor
UAG Michigan Cadillac, LLC	Delaware	Rinke Cadillac and Rinke Cadillac Collision
UAG Michigan H1, LLC	Delaware	Honda Bloomfield
UAG Michigan H2, LLC	Delaware
UAG Michigan Pontiac-GMC, LLC	Delaware
UAG Michigan T1, LLC	Delaware	Toyota of Warren, Scion of Warren
UAG Michigan TMV, LLC	Delaware	Toyota of Waterford and Toyota of Waterford Collision
UAG Minneapolis B1, LLC	Delaware	Motorwerks BMW, Motorwerks MINI
UAG Nanuet I, LLC	Delaware	Mercedes Benz of Nanuet
UAG Nanuet II, LLC	Delaware	Honda of Nanuet
UAG Nevada Land, LLC	Delaware
UAG Northeast, LLC	Delaware
UAG Oldsmobile of Indiana, LLC	Delaware
UAG Phoenix VC, LLC	Delaware
UAG Realty, LLC	Delaware
UAG Royal Palm M1, LLC	Delaware	Royal Palm Mazda
UAG Royal Palm, LLC	Delaware	Royal Palm Toyota
UAG San Diego A1, Inc.	Delaware	Kearny Mesa Acura
UAG San Diego AU, Inc.	Delaware	Audi of Escondido
UAG San Diego H1, Inc.	Delaware	Honda Mission Valley
UAG San Diego JA, Inc.	Delaware	Jaguar San Diego/AM Kearny Mesa
UAG San Diego Management, Inc.	Delaware
UAG Spring, LLC	Delaware

Legal Name	Jurisdiction	Assumed Name or d/b/a
UAG Stevens Creek II, Inc.	Delaware	Audi Stevens Creek and Porsche of Stevens Creek
UAG Sunnyvale, Inc.	Delaware
UAG Texas II, Inc.	Delaware
UAG Texas, LLC	Delaware
UAG Tulsa Holdings, LLC	Delaware
UAG Turnersville Motors, LLC	Delaware
UAG Turnersville Realty, LLC	Delaware
UAG UK Holdings Limited	England & Wales
UAG VK, LLC	Delaware	Volkswagen North Scottsdale
UAG West Bay AM, LLC	Delaware	Inskip Collision Center
UAG West Bay FM, LLC	Delaware
UAG West Bay IA, LLC	Delaware	Inskip Acura
UAG West Bay IAU, LLC	Delaware	Inskip Audi
UAG West Bay IB, LLC	Delaware	Inskip Bentley (Bentley Providence)
UAG West Bay II, LLC	Delaware	Inskip Infiniti
UAG West Bay IL, LLC	Delaware	Inskip Lexus
UAG West Bay IM, LLC	Delaware	Inskip Mercedes Benz, smart center Warwick
UAG West Bay IN, LLC	Delaware	Inskip Nissan
UAG West Bay IP, LLC	Delaware	Inskip Porsche
UAG West Bay IV, LLC	Delaware
UAG West Bay IW, LLC	Delaware	Inskip BMW, Inskip MINI
UAG Young II, Inc.	Delaware
UAG-Caribbean, Inc.	Delaware
United Auto Group UK Limited	England & Wales
United Auto Licensing, LLC	Delaware	UnitedAuto Licensing
United Auto Scottsdale Property Holdings, LLC	Delaware
United AutoCare Products, LLC	Delaware	United AutoCare
United Ford Broken Arrow, LLC	Delaware
United Ford North, LLC	Delaware
United Nissan, Inc.	Tennessee
United Nissan, Inc.	Georgia
United Ranch Automotive, LLC	Delaware	Audi North Scottsdale
UnitedAuto Dodge of Shreveport, Inc.	Delaware
UnitedAuto Fifth Funding, Inc.	Delaware
UnitedAuto Finance, Inc.	Delaware
UnitedAuto Fourth Funding, Inc.	Delaware
VPH Motor Corporation	Puerto Rico
West Palm Auto Mall, Inc.	Florida
West Palm Nissan, LLC	Delaware	Palm Nissan
West Palm S1, LLC	Delaware
Westbury Superstore Ltd.	New York	Westbury Toyota Scion
William Jacks Limited	England & Wales
William Jacks Properties Limited	England & Wales
William Jacks Services Limited	England & Wales
WTA Motors, Ltd.	Texas	BMW of Austin
Yarnolds of Stratford Limited	England & Wales	Guy Salmon Land Rover Stratford

Legal Name	Jurisdiction	Assumed Name or d/b/a
Young Automotive Holdings, LLC	Delaware
Young Management Group, Inc.	Indiana
Zycor 16 Limited	England & Wales
Zycor 17 Limited	England & Wales
Zycor 18 Limited	England & Wales
Zycor 5 Limited	England & Wales